EXECUTION VERSION ACTIVE 266434706v.6 FIRST AMENDMENT TO CREDIT AGREEMENT This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of April 19, 2021 (this “Amendment”), is entered into by and among LANDEC CORPORATION, a Delaware corporation (“Landec”), CURATION FOODS, INC., a Delaware corporation (“Curation”), LIFECORE BIOMEDICAL, INC., a Delaware corporation (collectively with Landec and Curation, the “Borrowers” and each a “Borrower”), each Guarantor party hereto, BMO HARRIS BANK N.A., as Administrative Agent, the Lenders party hereto, and GLAS AMERICAS LLC, a limited liability company organized and existing under the laws of the State of New York, as MXN Collateral Agent. RECITALS: WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of December 31, 2020 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as further amended by this Amendment, the “Credit Agreement”; capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended herein), by and among the Borrowers, the other Loan Parties party thereto from time to time, the Lenders party thereto from time to time, and BMO Harris Bank N.A., as Administrative Agent; WHEREAS, in connection with the joinder of Tanok and Tanokatan to the Credit Agreement, the Lenders and Administrative Agent desires to appoint Glas Americas LLC as collateral agent for the Lenders pursuant to Section 10.05 of the Credit Agreement in respect of any Mexican Collateral (as defined in the Term Loan Intercreditor Agreement) (the “Appointment”); and WHEREAS, in connection with the Appointment, the Loan Parties, the Administrative Agent and the Lenders wish to amend the Existing Credit Agreement, subject to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows: 1. Amendments. Subject to the terms and conditions set forth herein, including satisfaction of each condition set forth in Section 3 below, and in reliance on the representations, warranties, covenants and agreements of the Loan Parties set forth herein, the Credit Agreement is amended as follows as of the date hereof: (a) The preamble of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows: This CREDIT AGREEMENT (this “Agreement”) is entered into as of December 31, 2020, by and among LANDEC CORPORATION, a Delaware corporation (“Landec”), CURATION FOODS, INC., a Delaware corporation (“Curation”), LIFECORE BIOMEDICAL, INC., a Delaware corporation (“Lifecore Inc.” and collectively with Landec, Curation and each other party that executes a joinder to the Credit Agreement as a borrower, whether pursuant to Section 7.12, the “Borrowers” and each a “Borrower”), EACH GUARANTOR FROM TIME TO TIME PARTY HERETO, EACH LENDER FROM TIME TO TIME PARTY HERETO (collectively, the “Lenders” and individually, a “Lender”), GLAS AMERICAS LLC, a limited liability company organized and existing under the laws of the State of New York, as MXN Collateral Agent, and BMO HARRIS BANK N.A., as Administrative Agent, Swing Line Lender and a Letter of Credit Issuer.

2 (b) Section 1.01 of the Existing Credit Agreement is hereby further amended by inserting the following new defined terms in alphabetical order: “GLAS” means GLAS Americas LLC, a limited liability company organized and existing under the laws of the State of New York, together with any successor thereto from time to time. “Mexican Collateral Documents” means (i) the Mexican Subsidiary Security Agreement, (ii) each counterpart agreement pursuant to which each Mexican Subsidiary becomes a “Guarantor” under the Credit Agreement, and (iii) any other collateral or security documents executed in connection herewith from time to time and governed by the laws of Mexico, in each case, as amended, restated, supplemented or otherwise modified from time to time in accordance therewith and with this Agreement. “Mexico” means the United Mexican States. “MXN Collateral Agent” means GLAS, not in its individual capacity, but solely in its capacity as collateral agent for the Lenders pursuant to Section 10.5 in respect of the Mexican Collateral (as defined in the Term Loan Intercreditor Agreement), and any successor collateral agent appointed in accordance with Section 10.05. (c) Section 6.03 of the Existing Credit Agreement is hereby amended to delete each reference to “Collateral Documents” now appearing therein and insert in lieu thereof, in each case, a reference to “Loan Documents”. (d) Section 10.05 of the Existing Credit Agreement is hereby amended to add the following paragraphs at the end thereof: The Administrative Agent and the Lenders hereby appoint, authorize and designate GLAS as MXN Collateral Agent: (i) to act as collateral agent for the benefit of the Secured Parties in respect of any Collateral located or registered in Mexico from time to time, (ii) as an agent (comisionista) under the terms of Articles 273 and 274 of the Mexican Commerce Code (Código de Comercio) and (iii) to take such action on its behalf under the provisions of the Mexican Collateral Documents and the Term Loan Intercreditor Agreement and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the MXN Collateral Agent by the terms thereof and such other powers as are reasonably incidental hereto and thereto. The duties of the MXN Collateral Agent under the Mexican Collateral Documents and the Term Loan Intercreditor Agreement are solely mechanical and administrative in nature. The MXN Collateral Agent may perform any of its duties under the Mexican Collateral Documents and the Term Loan Intercreditor Agreement by or through any appointed sub-agents and any of their respective affiliates, officers, directors, agents or employees. Each party to this Agreement acknowledges and consents to the undertaking of the MXN Collateral Agent set forth in this Section 10.05. The MXN Collateral Agent hereby agrees to act in its capacity subject to the express conditions contained herein and in the other Loan Documents, as applicable. This paragraph is solely for the benefit of the Administrative Agent and the Lenders and no Loan Party shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under the Mexican Collateral Documents and the Term Loan Intercreditor Agreement, the MXN Collateral Agent shall act solely at the written direction of the Administrative Agent and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for any Loan Party or any of their respective Subsidiaries, or any fiduciary

3 or other implied (or express) obligations arising under agency doctrine of any applicable law. The MXN Collateral Agent shall have no responsibility for or liability with respect to monitoring compliance of any other party to this Agreement, any other Loan Document or any other document related hereto or thereto. GLAS, in its capacity as the MXN Collateral Agent hereby agrees to act solely upon the instruction and at the written direction of the Administrative Agent with respect to all acts, omissions or matters taken or not take by GLAS under this Agreement and/or any other Loan Document to which it is a party. It is understood that the MXN Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement if it shall not have received such written instruction, advice or concurrence of the Administrative Agent. This provision is intended solely for the benefit of the MXN Collateral Agent and its successors and permitted assigns and is not intended to and will not entitle the other parties hereto to any defense, claim or counterclaim, or confer any rights or benefits on any party hereto. For the avoidance of doubt and notwithstanding anything to the contrary in any Loan Document with respect to the responsibilities of the MXN Collateral Agent, in the event of inconsistency between the terms of this Agreement and any other Loan Document, the terms of this Agreement shall prevail. Notwithstanding anything in the Loan Documents to the contrary, in no event shall the MXN Collateral Agent be responsible or held liable for any defect, irregularity, omission or error in any instrument, document or financing statement evidencing a security interest nor shall it be responsible for any preparation, filing, recording, perfection, re-recording, re-filing or maintenance of any financing statement, perfection statement, continuation statement or other instrument in any public office or otherwise ensuring the perfection or maintenance of any security interest granted hereunder or pursuant to any Loan Document. The MXN Collateral Agent will have no additional duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto. None of the provisions in any Loan Document shall require the MXN Collateral Agent to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties under any Loan Document, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing the repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it, for which the MXN Collateral Agent may decline to act unless it received indemnity reasonably satisfactory to it. The MXN Collateral Agent shall not be required to exercise any of the rights or powers vested in it by any Loan Documents or to institute, conduct or defend any litigation under any Loan Document or in relation to any Loan Document, but shall be required to act or refrain from acting (and shall be fully protected in acting or refraining from acting) upon the request, order or direction of the Administrative Agent, subject, with respect to Term Loan Priority Collateral, to the provisions of the Term Loan Intercreditor Agreement; provided, that the MXN Collateral Agent shall not be required to take any action hereunder at the request, order or discretion of the Administrative Agent or otherwise if the taking of such action, in the reasonable determination of the MXN Collateral Agent, (i) shall be in violation of any applicable law or contrary to any provision of this Agreement, (ii) shall expose the MXN Collateral Agent to liability hereunder or otherwise (unless it has received indemnity which it reasonably deems to be satisfactory with respect thereto), (iii) would subject the MXN Collateral Agent to a tax in any jurisdiction where it

4 is not then subject to a tax or (iv) would require the MXN Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified. Except as expressly provided herein, the MXN Collateral Agent shall not be under any duty or obligation to take any affirmative action to exercise or enforce any power, right or remedy available to it under the Mexican Collateral Documents and the Term Loan Intercreditor Agreement unless and until (and to the extent) expressly so directed by the Administrative Agent. The MXN Collateral Agent shall not be deemed to have notice or knowledge of any matter hereunder, including an Event of Default, unless a responsible officer of the MXN Collateral Agent has received written notice of default thereof. If, in performing its duties under the Mexican Collateral Documents and the Term Loan Intercreditor Agreement, the MXN Collateral Agent is required to decide between alternative courses of action, the MXN Collateral Agent may request written instructions from the Administrative Agent as to the course of action desired by it. If the MXN Collateral Agent does not receive such instructions within one (1) Business Day prior to when action is required to be taken or not taken, then the MXN Collateral Agent shall refrain from taking any such courses of action. The MXN Collateral Agent shall be entitled to rely on the advice of legal counsel in performing its duties hereunder and shall be deemed to have acted in good faith if it acts in accordance with such advice. The MXN Collateral Agent shall be fully protected in acting or refraining from any such courses of action in accordance with the terms herein. All of the rights, protections, immunities and indemnities granted to the MXN Collateral Agent in this Agreement shall apply in each Loan Document to which it is a party as if the same were set forth therein. Notwithstanding anything to the contrary in this Agreement, the Administrative Agent may, in its sole discretion at any time, remove and/or replace the MXN Collateral Agent upon written notice to the MXN Collateral Agent. It is expressly understood and agreed by the parties hereto that GLAS is party to this Agreement, not individually or personally but solely as the MXN Collateral Agent under the Loan Documents, and solely for the purpose of exercising the powers and authority conferred and vested in it under this Agreement and the Term Loan Intercreditor Agreement. The MXN Collateral Agent assumes no responsibility for the correctness of the recitals contained herein and shall not be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of the Loan Documents and makes no representation with respect thereto. In connection with the MXN Collateral Agent entering into and in the performance of its duties under any of the Loan Documents, to the extent not already provided for herein or therein, the MXN Collateral Agent shall be entitled to the benefit of every provision of this Agreement limiting the liability of or affording rights, privileges, protections, exculpations, immunities, indemnities or benefits to the MXN Collateral Agent as if they were expressly set forth therein mutatis mutandis. The MXN Collateral Agent shall not be in any way liable or responsible to any other party hereto for any loss or damage arising from any act, default omission or misconduct on the part of any delegate provided the MXN Collateral Agent has acted with due care in selecting such delegate. (e) Section 11.02 of the Existing Credit Agreement is hereby amended to insert the following address, telecopier number, electronic mail address or telephone number for the MXN Collateral Agent: (C) If to the MXN Collateral Agent: GLAS Americas LLC

5 3 Second Street, Suite 206 Jersey City, NJ 07311 Attention: Administrator – Landec Facsimile No.: (212) 202-6246 E-Mail Address: clientservices.americas@glas.agency (f) Section 11.16 of the Existing Credit Agreement is hereby amended to delete each reference to “any Assignment and Assumption or in any amendment or other modification hereof” now appearing therein and insert in lieu thereof, in each case, a reference to “this Agreement, any Loan Document or in any amendment or other modification hereof or thereof”. (g) Section 11.04 of the Existing Credit Agreement is hereby amended to reflect that the payment and indemnification obligations of each applicable party are hereby also made in favor of the MXN Collateral Agent (in addition to the Secured Parties and other indemnitees, as applicable, currently referenced therein), and all such payment and indemnification obligations are reaffirmed by each applicable party by its signature hereto. 2. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party represents and warrants that: (a) as of the date hereof, the representations and warranties of the Loan Parties contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; (b) as of the date hereof, no Default has occurred and is continuing under the Existing Credit Agreement or any other Loan Document or would result from the execution and delivery of this Amendment; (c) the execution and delivery of this Amendment and the performance by each Loan Party of this Amendment and the Credit Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of the Organization Documents of any such Person; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (A) any Contractual Obligation to which such Person is a party (other than the creation of Liens in favor of the Administrative Agent pursuant to any Loan Document and the creation of the Term Loan Liens) or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law applicable to such Person; (d) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (i) the execution and delivery of this Amendment or the performance by, or enforcement against, any Loan Party of this Amendment of the Credit Agreement, or (ii) the exercise by the Administrative Agent or any Lender of its rights under the Amendment or the Credit Agreement or the remedies in respect of the Collateral pursuant to the Loan Documents; (e) this Amendment has been duly executed and delivered by each Loan Party that is party thereto; and

6 (f) this Amendment and the Credit Agreement constitute legal, valid and binding obligations of such Loan Party, enforceable against each Loan Party in accordance with its terms, except (a) as rights to indemnification hereunder may be limited by applicable Law and (b) as the enforcement hereof may be limited by any applicable Debtor Relief Laws or by general equitable principles. 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the following conditions: (a) Delivery of Documents. On or before the date hereof, the Administrative Agent shall have received sufficient copies of (i) this Amendment, (ii) an amendment to the Term Loan Intercreditor Agreement as contemplated hereby, and (iii) any other documents or agreements reasonably requested by the Administrative Agent in connection herewith, in each case, duly executed and delivered by each applicable Loan Party and each other Person party thereto. (b) Accuracy of Representations and Warranties. All of the representations and warranties of the Loan Parties contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date. (c) Expenses. The Loan Parties shall have paid, to the extent invoiced on or before the date hereof, to the Administrative Agent (or its advisors) and the MXN Collateral Agent all reasonable and documented costs and expenses of the Administrative Agent and the MXN Collateral Agent in connection with preparation, execution and delivery of this Amendment and all other related documents together with any other amounts, if any, in any case required to be paid under Section 11.04 of the Credit Agreement and unpaid on the date hereof. 4. Post-Closing Covenant. Not later than ten (10) Business Days following the later of the date on which that certain Special Power of Attorney executed by GLAS granting authorization to act in the name of and on behalf of GLAS as the MXN Collateral Agent under the Mexican Collateral Documents is notarized before a Mexican notary public (after being duly notarized and apostilled in the place where it is granted) and the date on which those certain Special Powers of Attorney executed by each Loan Party granting authorization to act in the name of and on behalf of each such Company under the Mexican Collateral Documents is notarized before a Mexican notary public (after being duly notarized and apostilled in the place where it is granted), the Administrative Agent shall have received sufficient copies of, (i) the Counterpart Agreement given by the Mexican Subsidiaries and all related deliverables described therein, (ii) all such documents, instruments, agreements and certificates as are reasonably requested by the Administrative Agent in order to grant and to perfect a first priority Lien in favor of the MXN Collateral Agent, for the benefit of the Secured Parties, in order to provide a First Priority Lien in favor of Collateral Agent, for the benefit of the Secured Parties, on the assets of such Mexican Subsidiaries and by other grantors on Collateral located or registered in Mexico, and (iii) any other documents or agreements reasonably requested by the Administrative Agent in connection therewith, in each case, duly executed and delivered by each applicable Loan Party and each other Person party thereto. 5. Ratification; Reference to and Effect Upon the Existing Credit Agreement. (a) Each Loan Party party hereto hereby consents to this Amendment and each of the transactions referenced herein, and hereby reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, as applicable.

7 (b) Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement or instruments securing the same. Except as specifically amended above, the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Existing Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Existing Credit Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement. 6. Release; Indemnification. (a) In further consideration of the execution of this Amendment by the Administrative Agent and the Lenders, each Loan Party, individually and on behalf of its successors (including any trustees acting on behalf of such Loan Party and any debtor in possession with respect to such Loan Party), assigns, Subsidiaries and Affiliates (collectively, the “Releasors”), hereby forever releases each Agent and Lender and their respective successors, assigns, parents, Subsidiaries, Affiliates, officers, employees, directors, agents and attorneys (collectively, the “Releasees”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, whether known or unknown, whether matured or unmatured, whether fixed or contingent that such Releasor has, had or may have against the Releasees, or any of them, which arise from or relate to any actions which the Releasees, or any of them, have or may have taken or omitted to take in connection with the Credit Agreement or the other Loan Documents prior to the date hereof, including with respect to the Obligations, any Collateral, the Credit Agreement, any other Loan Document and any third party liable in whole or in part for the Obligations. This provision shall survive and continue in full force and effect whether or not each Loan Party shall satisfy all other provisions of this Amendment or the other Loan Documents, including payment in full of all Obligations. Each Releasor understands, acknowledges and agrees that the foregoing release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. (b) Each Loan Party hereby acknowledges and agrees that such Loan Party’s obligations under this Amendment shall include an obligation to indemnify and hold the Releasees harmless with respect to any indemnified liabilities in any manner relating to or arising out of the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Amendment to the extent required by Section 11.04(b) of the Credit Agreement. 7. Relationship of Parties. The relationship of the Administrative Agent, the MXN Collateral Agent and the Lenders, on the one hand, and the Loan Parties, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor and not as joint venturers or partners. Nothing contained in this Amendment, any instrument, document or agreement delivered in connection herewith, the Credit Agreement or any of the other Loan Documents shall be deemed or construed to create a fiduciary relationship between or among the parties hereto or thereto. 8. USA PATRIOT Act Notice. The MXN Collateral Agent hereby notifies the Borrowers that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of the Borrowers and other

8 information that will allow the MXN Collateral Agent to identify the Borrowers in accordance with the PATRIOT Act. 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. 10. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect. 11. Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. [Remainder of Page Intentionally Blank]

Signature Page to First Amendment to Credit Agreement IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above. LANDEC CORPORATION By: Name: John Morberg Title: Chief Financial Officer and Secretary CURATION FOODS, INC. By: Name: John Morberg Title: Chief Financial Officer and Secretary LIFECORE BIOMEDICAL, INC. By: Name: John Morberg Title: Vice President and Secretary GREENLINE LOGISTICS, INC. By: Name: John Morberg Title: Vice President and Secretary YUCATAN FOODS, LLC By: Name: John Morberg Title: Vice President and Secretary LIFECORE BIOMEDICAL, LLC By: Name: John Morberg Title: Vice President and Secretary CAMDEN FRUIT CORP. By: Name: John Morberg Title: Vice President and Secretary DocuSign Envelope ID: 1B2AA510-8395-40B2-AA4B-3DF8F63E1BE4

Signature Page to First Amendment to Credit Agreement GLAS AMERICAS LLC, as MXN Collateral Agent By: Name: Title: